EXHIBIT 10.8

                          220-222 MHz LICENSE PURCHASE
                        AND LICENSE ASSIGNMENT AGREEMENT


     This 220-222 MHz License Purchase and Assignment Agreement (the "Agreement") is entered into between Digi Link Technologies, Inc., a Delaware corporation ("Digi Link") ("Purchaser"), and Advanced Business Communications, LLC, a Delaware limited liability company ("ABC") ("Seller"), to be effective as of January ___, 2001 (the "Agreement").

     WHEREAS, Purchaser is engaged in the ownership, development and management of 220 MHz specialized mobile radio ("SMR") licenses; and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, each in accordance with the terms and conditions of this Agreement, all of Seller's right, title and interest in and to: (i) twenty-six mobile communications radio licenses operating or to be operated in the 220-222 MHZ band (the "Systems"), which licenses are evidenced by, and operated or to be operated pursuant to, an authorization (the "License") issued by the Federal Communications Commission (the "FCC"), and Licenses are further described in Exhibit A attached hereto and made a part of this Agreement; and (ii) those Spectra acquired at Auction 18 and Auction 24, as more fully specified in Exhibit B hereto.

     NOW, THEREFORE, in consideration of the mutual covenants and terms contained herein, and for other valuable consideration, receipt and sufficiency of which is hereby mutually acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

     1. Sale and Purchase

     1.1 Licenses. Subject to the terms and conditions of this Agreement, Seller agrees to sell, and Purchaser agrees to purchase, subject to prior FCC approval, all of Seller's right, title and interest in and to all tangible and intangible assets (the "Assets") used in connection with the twenty-six Licenses (further described on Exhibit A hereto) including, without limitation, assignment of the License, License files and records, customer lists and records, contracts, leases and other agreements, and other assets owned by Seller and used in connection with the operation of the Licenses existing on the date of execution of this Agreement, including those Spectra acquired at Auctions 18 and 24 which are described in Exhibit B hereto. All Licenses/Assignments shall be delivered to Nancy Van Sant, Esq., Sacher, Zelman, Van Sant, Paul, Beiley, Hartman & Waldman, P.A., 1401 Brickell Avenue, Suite 700, Miami, Florida 33131.

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

     1.2 Purchase Price. Purchaser agrees to pay Seller $7,200,000, which purchase price shall be paid in the form of: (i) 7,200,000 shares of restricted common stock of Digi Link.

     1.3 Closing. The purchase and sale of the License shall be consummated in the manner described in this Section 1.3. Upon the signing of this Agreement by Seller and Purchaser, the following shall occur immediately thereafter:

     (a) Seller shall deliver to Purchaser written confirmation, in form and substance reasonably satisfactory to Purchaser, that Seller has applied to the FCC for the transfer of the Licenses and Spectra to Purchaser as described herein, including photocopies of all correspondence and documents exchanged by Seller and the FCC regarding the License.

     (b) Purchaser shall cause to be prepared a stock certificate representing the shares of Common Stock to be delivered as part of the Purchase Price ("Common Stock") which Common Stock shall be held in escrow by Sacher, Zelman, Van Sant, Paul, Beiley, Hartman & Waldman, P.A. for ultimate delivery upon the happening of the events described in paragraph 1.3(c) below.

     (c) Final closing is conditioned upon final FCC approval. At such time as all of the License transfers from Seller to Purchaser are approved by the FCC, Seller through Escrow Agent shall cause the Common Stock certificate to be delivered to Purchaser.

     1.4 Specific Performance. If Purchaser fails to make payment as required in this Agreement or Seller fails to cause transfer of the License to Purchaser to be approved by the FCC, each of the Parties agrees that the respective obligations of the Parties may be specifically enforced.

     2. Representations of Seller. Seller represents, warrants and agrees to and with Purchaser as follows as of the Effective Date and as of each Closing Date:

     (a) Seller is the sole beneficial, legal and record licensee of the License and/or has the rights to all such Licenses;

     (b) Seller has full power, authority and legal right to transfer the License;

     (c) Other than restrictions imposed by the FCC in the ordinary course of business, there are no claims, liens or other encumbrances on the License.

     (d) This Agreement constitutes a legal and binding obligation of the Seller, and is valid and enforceable against the Seller and Seller's successors in accordance with its terms;

     (e) Seller has had the opportunity to discuss Seller's acquisition of the Common Stock, pursuant to this Agreement, and Seller has obtained or been given access to all information concerning Purchaser that Seller has reasonably requested, including all filings made by Purchaser's parent, Greenleaf Technologies Corporation, with the U.S. Securities and Exchange Commission and the Purchaser's Private Placement Memorandum dated as of November 27, 2000;

     (f) Restricted Stock and Limitations on Transactions. ABC understands and agrees that the issuance of the shares of Digi Link's Common Stock pursuant to this Agreement has not been and will not be registered under federal and state securities laws and the shares of Digi Link's Common Stock are "restricted" securities as defined in Rule 144 under the Securities Act of 1933 ("1933 Act"). ABC may not redistribute these securities and specifically understands and agrees that no holder of Digi Link's Common Stock may sell, offer for sale, transfer, pledge or hypothecate the shares of Digi Link Common Stock received pursuant to this Agreement in the absence of an effective registration statement covering that transaction, under all applicable federal and state securities laws, unless that transaction is exempt from registration under all applicable federal and state securities laws, including an exemption under Rule 144 promulgated under the Securities Act of 1993, or an opinion from Digi Link's counsel and the written consent of Digi Link.

     (g) There are no restrictions on Seller's right or ability to transfer the License to Purchaser.

     3. Representations of Purchaser. Purchaser hereby represents, warrants and agrees to and with Seller as follows:

     (a) Authority. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State in which it is organized. Purchaser has all requisite power and authority and the legal right to own its properties and to conduct its business as currently conducted, and to execute, deliver and perform this Agreement. Purchaser's execution, delivery, and performance of this Agreement has been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms against Purchaser except as may be limited by laws affecting the enforcement of creditors' rights or equitable principles generally.

     (b) Purchaser has full power, authority and legal right to acquire the License from Seller, and the entering into of this Agreement by Purchaser does not require the consent of, or notice to, any party not previously obtained or given; and

     (c) This Agreement constitutes a legal and binding obligation of Purchaser, and is valid and enforceable against Purchaser and Purchaser's successors in accordance with its terms.

     4. Additional Covenants.

     4.1 Brokerage Commissions and Finders' Fees. Purchaser shall indemnify and hold harmless Seller from any loss, cost or expense arising out of any claim for brokerage commissions, finders' fees or other like payment with respect to this Agreement or other transfer of the System or license if such claim is based upon any agreement or understanding with Purchaser or any of Purchaser's representatives or agents. Seller shall indemnify and hold harmless Purchaser from any loss, cost or expense arising out of a claim for brokerage commissions, finders' fees or other like payment with respect to this Agreement or other transfer of the System or License if such claim is based upon any agreement or understanding with Seller or any of Seller's representatives or agents.

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

     5. Miscellaneous.

     5.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

     5.2 Notice. All notices, requests, demands, directions and other communications ("Notices") provided for in this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable Party at the address of such Party set forth below in this
Section 5.2. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the third business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective Party set forth in this Section 5.2. When sent by telecopier or facsimile, each such Notice shall be effective on the first business day on which or after which it is sent. Each such Notice shall be addressed to the Party to be notified as shown below:

                  Purchaser:            Digi Link Technologies, Inc.
                                        75 Highway 27
                                        Suite 201
                                        Iselin, New Jersey  08830
                                        Attn:  Peter J. Jegou, Chairman and CEO
                                        Facsimile No.:  (732) 603-6005

                  With a copy to:       Nancy Van Sant, Esq.
                                        Sacher, Zelman, Van Sant, Paul,
                                        Beiley, Hartman & Waldman, P.A.
                                        1401 Brickell Avenue, Suite 700
                                        Miami, Florida  33131

                  Seller:               Advanced Business Communications, LLC
                                        Attn:  Alan Bostom, President
                                        501 4th Street
                                        Aurora, IN  47001
                                        Facsimile No.: (509) 272-6909

                  With a copy to:       Ken Dunn, Esq.
                                        Feder & Dunn, P.A.
                                        11575 Heron Bay Blvd, Suite 309
                                        Coral Springs, Florida  33067
                                        Facsimile No.:  (954) 575-9750

     Either party may change its respective address for purposes of this Section
5.2 by giving the other Party Notice of the new address in the manner set forth above.

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

     5.3 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and if any provision of this Agreement shall be or become prohibited or invalid in whole or in part for any reason whatsoever, that provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remaining portion of that provision or the remaining provisions of this Agreement.

     5.4 Non-Waiver. The waiver by either Party of a breach or a violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation of any provision of this Agreement.

     5.5 Amendment. No amendment or modification of this Agreement shall be deemed effective unless and until it has been executed in writing by the Parties to this Agreement. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a written instrument that has been executed by the Party charged with such waiver or estoppel.

     5.6 Inurement. This Agreement shall be binding upon each of the Parties, and it shall benefit each of the Parties and their respective successors and assigns. This Agreement shall not be assignable by either Party. There are no third party beneficiaries to this Agreement.

     5.7 Headings. The headings to this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     5.8   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which taken together shall constitute a single instrument.

     5.9 Survival of Representations and Warranties. Each covenant, agreement, representation and warranty of the parties under this Agreement shall survive for one year the execution of this Agreement and the performance of each respective Party's obligations pursuant to this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed on the dates set forth below to be effective as of the Effective Date.

Date: 1/22/01                         DIGI LINK TECHNOLOGIES, INC.,
                                      a Delaware corporation


                                      By:/s/: Peter  J. Jegou
                                      Name: Peter J. Jegou
                                      Title: Chairman/CEO


Date:  1/22/01                        ADVANCED BUSINESS COMMUNICATIONS, LLC,
                                      a Delaware limited liability company



                                      By:/s/: Alan Bostom
                                      Name: Alan Bostom
                                      Title: President/Managing Director

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


220 LLC's                                     Tower Lease           Insurance           Linking fees            Monthly Cost
----------------------------------------------------------------------------------------------------------------------------
Albany I, NY                                       725.00              43.75                  271.82               1,040.57
----------------------------------------------------------------------------------------------------------------------------
Albany I, NY                                       725.00              43.75                 314.031               1,082.78
----------------------------------------------------------------------------------------------------------------------------
Albany III, NY                                     725.00              43.75                                         768.75
----------------------------------------------------------------------------------------------------------------------------
Binghamton, NY                                     850.86              43.75                  233.54               1,128.15
----------------------------------------------------------------------------------------------------------------------------
Buffalo, NY                                        983.00              43.75                  233.54               1,260.29
----------------------------------------------------------------------------------------------------------------------------
Buffalo II, NY                                     983.00              43.75                                       1,026.75
----------------------------------------------------------------------------------------------------------------------------
Cincinnati, OH                                   1,300.00              43.75                  295.68              1,639.43'
----------------------------------------------------------------------------------------------------------------------------
Dayton, OH                                         325.00             43_.75                  282.31                 651.06
----------------------------------------------------------------------------------------------------------------------------
Greenville I, SC                                   550.00              43.75                                         593.75
----------------------------------------------------------------------------------------------------------------------------
Greenville II, SC                                  550.00              43.75                                         593.75
----------------------------------------------------------------------------------------------------------------------------
Hartford, CT                                       450.00              43.75                  290.78                 784.53
----------------------------------------------------------------------------------------------------------------------------
KY/NE/Bozra, CT                                    625.00              43.75                  280.00                 948.75
----------------------------------------------------------------------------------------------------------------------------
Lancaster, PA                                      810.34              43.75                                         854.09
----------------------------------------------------------------------------------------------------------------------------
Louisville I, KY                                   760.44              43.75                                         804.19
----------------------------------------------------------------------------------------------------------------------------
Louisville 11, KY                                  760.44              43.75                                         804.19
----------------------------------------------------------------------------------------------------------------------------
N E/KY                                             275.00              43.75                  185.00                 503.75
----------------------------------------------------------------------------------------------------------------------------
Scranton I, PA                                     250.00              43.75                                         293.75
----------------------------------------------------------------------------------------------------------------------------
Scranton II, PA                                    250.00              43.75                                         293.75
----------------------------------------------------------------------------------------------------------------------------
Syracuse, NY                                       955.86              43.75                  293.19               1,292.80
----------------------------------------------------------------------------------------------------------------------------
Otisco/Syracuse III, NY                            712.00              43.75                                         755.75
----------------------------------------------------------------------------------------------------------------------------
Rochester, NY/ (Baton Rouge)                       745.00              43.75                  335.07               1,123.82
----------------------------------------------------------------------------------------------------------------------------
Utica                                              756.00              43.75                  246.90               1,046.65
----------------------------------------------------------------------------------------------------------------------------
York                                               550.00              43.75                                         593.751
----------------------------------------------------------------------------------------------------------------------------


Network Hub
----------------------------------------------------------------------------------------------------------------------------
Prudential Center, Boston                        742.31 I                                  1,306.151               2,048.461
----------------------------------------------------------------------------------------------------------------------------


Phase II - Builds
----------------------------------------------------------------------------------------------------------------------------
Manchester, NH                                     550.00              43.75                  268.00                 861.75
----------------------------------------------------------------------------------------------------------------------------
Framingham, MA                                     450.00              43.75                  185.00                 678.75
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Totals:                                        17,359.251           1,093.75                5,021.01 I            23,474.011
----------------------------------------------------------------------------------------------------------------------------

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


Spectrum Acquired Auction 18

1.       EAG001 -  Group I  (10,15,20)  Northeast Region
2.       BEA003 -  Group D (8,19)       Boston-Worcester, MA/NH/RI
3.       BEA006 -  Group B (3,16)       Syracuse, NY/PA
4.       BEA007 -  Group E (171-180)    Rochester, NY/PA
5.       BEA010 -  Group C (5,18)       NYC, NY/Northern NJ
6.       BEA012 -  Group A (2,13)       Philadelphia, PA/Wilmington, DE/Atlantic
                                         City, NJ
7.       BEA013 -  Group A (2,13)       Washington, DC/Baltimore, MD
8.       BEA015 -  Group B (3,16)       Richmond - Petersburg, VA
9.       BEA019 -  Group C (5,18)       Raleigh - Durham, NC
10.      BEA020 -  Group E (171-180)    Norfolk - Virginia Beech, VA
11.      BEA022 -  Group D (8,19)       Fayetteville, SC
12.      BEA047 -  Group D (8,19)       Lexington, KY/TN/VA
13.      BEA048 -  Group C (5,18)       Charleston, WV/KY/OH
14.      BEA049 -  Group A (2,13)       Cincinnati - Hamilton, OH
15.      BEA050 -  Group B (3,16)       Dayton - Springfield, OH
16.      BEA051 -  Group D (8,19)       Columbus, OH
17.      BEA053 -  Group D (8,19)       Pittsburgh, PA / WV
18.      BEA055 -  Group E (171-180)    Cleveland - Akron, OH
19.      BEA056 -  Group D (8,19)       Toledo, OH



Spectrum Acquired Auction 24

1.       EAG002 -  Group F (1,6,11)     Mid-Atlantic region
2.       EAG004 -  Group H (7,12,17)    Great Lakes region
3.       BEA0055 - Group C (5,19)       Albany-Schenectady-Troy, NY

                                       22